                         FULTON FINANCIAL CORPORATION
                                P. O. BOX 4887
                                ONE PENN SQUARE
                        LANCASTER, PENNSYLVANIA  17604

                   *NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   -----------------------------------------
                            *TO BE HELD MAY 1, 1997
                            -----------------------

TO THE SHAREHOLDERS OF FULTON FINANCIAL CORPORATION:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of the shareholders of FULTON FINANCIAL CORPORATION will be held on Thursday, May 1, 1997, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, for the purpose of considering and voting upon the following matters:

          1. ELECTION OF DIRECTORS. To elect the ten nominees listed in the accompanying Proxy Statement for the terms specified.

          2. AMENDMENT OF THE ARTICLES OF INCORPORATION. To approve a proposal adopted by the Board of Directors to amend the Articles of Incorporation for the purpose of increasing the number of authorized shares of common stock from 100 million to 200 million shares.

          3. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

     Only those shareholders of record at the close of business on March 13, 1997 shall be entitled to be given notice of and to vote at the meeting.

     It is requested that you promptly execute the enclosed Proxy and return it in the enclosed postpaid envelope. You are cordially invited to attend the meeting. Your Proxy is revocable and may be withdrawn at any time before it is voted at the meeting.

    A copy of the Annual Report of Fulton Financial Corporation is enclosed.

                                             *BY ORDER OF THE BOARD OF DIRECTORS
                                             -----------------------------------
                                                             *WILLIAM R. COLMERY
                                                                       Secretary

Enclosures
March 25, 1997
*BOLD FACE TYPE

                                PROXY STATEMENT


                     Dated and to be Mailed March 25, 1997

                          FULTON FINANCIAL CORPORATION
                                 P. O. BOX 4887
                                ONE PENN SQUARE
                         LANCASTER, PENNSYLVANIA  17604
                                 (717) 291-2411

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 1, 1997

                               TABLE OF CONTENTS
                               -----------------
                                                                            PAGE
                                                                            ----
GENERAL

Introduction...................................................................3
------------

Date, Time and Place of Meeting................................................3
-------------------------------

Shareholders Entitled to Vote..................................................3
-----------------------------

Purpose of Meeting.............................................................3
------------------

Solicitation of Proxies........................................................4
-----------------------

Revocability and Voting of Proxies.............................................4
----------------------------------

Voting of Shares and Principal Holders Thereof.................................5
----------------------------------------------

Shareholder Proposals..........................................................6
---------------------

Recommendations of the Board of Directors......................................6
-----------------------------------------

INFORMATION CONCERNING ELECTION OF DIRECTORS

General Information............................................................6
-------------------

Information about Nominees and Continuing Directors............................8
---------------------------------------------------

Meetings and Committees of the Board of Directors.............................12
------------------------------------------------

Compensation of Directors.....................................................13
-------------------------

Executive Officers............................................................13
------------------

Executive Compensation........................................................15
----------------------

Transactions with Directors and Executive Officers............................22
--------------------------------------------------

Section 16(a) Beneficial Ownership Reporting Compliance.......................22
-------------------------------------------------------

AMENDMENT OF THE ARTICLES OF INCORPORATION

General Information...........................................................23
-------------------

Recommendation of the Board of Directors......................................24
----------------------------------------

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS..............................24

ADDITIONAL INFORMATION........................................................24

OTHER MATTERS.................................................................25

                                    GENERAL

Introduction
------------


     Fulton Financial Corporation, a Pennsylvania business corporation and registered bank holding company, was organized pursuant to a plan of reorganization adopted by Fulton Bank on June 30, 1982. On that date, Fulton Bank became a wholly-owned subsidiary of Fulton Financial Corporation and the shareholders of Fulton Bank became shareholders of Fulton Financial Corporation. Since that time, Fulton Financial Corporation has acquired other banks and currently owns the following subsidiary banks: Fulton Bank, Delaware National Bank, Farmers Trust Bank, FNB Bank, N.A., Great Valley Savings Bank, Hagerstown Trust Company, Lafayette Bank, Swineford National Bank, The Bank of Gloucester County and The Woodstown National Bank & Trust Company. In addition, Fulton Financial Corporation has four direct, non-banking subsidiaries: Fulton Financial Realty Company (which owns or leases certain properties on which facilities of Fulton Bank and Farmers Trust Bank are located), Fulton Life Insurance Company (which reinsures credit life, health and accident insurance that is directly related to extensions of credit by subsidiary banks of Fulton Financial Corporation), Central Pennsylvania Financial Corp. (which owns certain limited partnership interests in low-moderate income and elderly housing projects and also owns certain non-banking subsidiaries holding interests in real estate) and FFC Management, Inc. (which holds certain investment securities).

     The meeting to which this Proxy Statement relates will be the fifteenth Annual Meeting of the shareholders of Fulton Financial Corporation.

Date, Time and Place of Meeting
-------------------------------


     The regular Annual Meeting of the shareholders of Fulton Financial Corporation will be held on Thursday, May 1, 1997, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania.

Shareholders Entitled to Vote
-----------------------------


     Only those shareholders of record at the close of business on March 13, 1997 shall be entitled to receive notice of, and to vote at the meeting.

Purpose of Meeting
------------------


     The shareholders will be asked to consider and vote upon the following matters at the meeting: (i) to elect ten directors for the terms specified herein; (ii) to approve a proposal adopted by the Board of Directors to amend the Articles of Incorporation for the purpose of increasing the number of authorized shares of common stock from 100 million to 200 million shares; and
(iii) to
consider and vote upon such other business as may be properly brought before the meeting and any adjournment thereof.

Solicitation of Proxies
-----------------------


     This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Fulton Financial Corporation for use at the Annual Meeting of shareholders to be held at 12:00 noon on Thursday, May 1, 1997, and any adjournments thereof.

     The expense of soliciting proxies will be borne by Fulton Financial Corporation. In addition to the use of the mails, directors, officers and employees of Fulton Financial Corporation and its subsidiaries may, without additional compensation, solicit proxies personally or by telephone.

Revocability and Voting of Proxies
----------------------------------


     The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to William R. Colmery, Secretary of Fulton Financial Corporation, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the ten nominees identified in this Proxy Statement and FOR the proposal to amend the Articles of Incorporation. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Fulton Financial Corporation.

     Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan and for the account of employees who participate in the Employee Stock Purchase Plan will be voted in accordance with the instructions of each shareholder as set forth in his or her proxy. If a shareholder who participates in these plans does not return a proxy, the shares held for the shareholder's account by the Plan Agent will not be voted.

     Shares held for the account of employees of Fulton Financial Corporation and its subsidiaries who participate in the Fulton Financial Stock Fund (formerly known as "Fund D") of the Fulton Financial Corporation Employee Retirement Plan and 401(k) Plan will be voted by the Plan Trustee in accordance with the instructions of each participant as set forth in the separate voting instruction sheet sent to the participant with respect to such shares. Shares held under the Fulton Financial Stock Fund with respect to which no voting instructions are received by the Plan Trustee will be voted by the Plan Trustee FOR the election of the ten nominees identified in the Proxy Statement and FOR the proposal to amend the Articles of Incorporation.

Voting of Shares and Principal Holders Thereof
----------------------------------------------

     At the close of business on March 13, 1997, which is the record date for determination of shareholders entitled to receive notice of, and to vote at the meeting and any adjournment thereof, Fulton Financial Corporation had outstanding ______________ shares of common stock. There is no other class of stock outstanding. As of the record date, shares of Fulton Financial Corporation common stock were held by the Trust Departments of the following Fulton Financial Corporation subsidiaries as sole fiduciary:


                      Farmers Trust Bank            __________
                      Fulton Bank                   __________
                      FNB Bank, N.A.                __________
                      Hagerstown Trust Company      __________
                      Lafayette Bank                __________
                      The Woodstown National
                      Bank & Trust Company          __________
                                              Total            Shares
                                                    ==========

The shares held by the Trust Departments of the foregoing banks as sole fiduciaries represent in the aggregate approximately ___________ percent of the total shares outstanding and will be voted FOR the election of the ten nominees identified in this Proxy Statement and FOR the proposal to amend the Articles of Incorporation.

     A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business. The judge of election will treat shares of Fulton Financial Corporation common stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked or casting a vote or abstaining. Likewise, the judge of elections will treat shares of common stock represented by "broker non-votes" (i.e., shares of common stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable rules of the National Association of Securities Dealers, Inc. or the instrument under which it serves in such capacity, and (iii) over which the record holder has indicated on the proxy or otherwise notified Fulton Financial Corporation that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

     Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, except in cases where the vote of a greater number of shares is required by law or under the Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected to the Board of Directors. Under the Articles of Incorporation, the affirmative vote of 66-2/3 percent of the outstanding shares entitled to vote is required in order to approve the proposal to amend the Articles of Incorporation. Abstentions and broker non-votes will be counted as shares that are outstanding, but will not be counted or voted in favor of the election of directors or approval of the proposal to amend the Articles of Incorporation. Consequently, abstentions and broker non-votes will have the same effect as a vote against approval of the proposal to amend the Articles of Incorporation.

     To the knowledge of Fulton Financial Corporation, no person owned of record or beneficially on the record date more than five percent of the outstanding common stock of Fulton Financial Corporation.

Shareholder Proposals
---------------------


Shareholder proposals intended to be presented at the 1998 Annual Meeting must be received at the executive offices of Fulton Financial Corporation at One Penn Square, Lancaster, Pennsylvania not later than November 25, 1997, in order to be included in the proxy statement and proxy form to be prepared by Fulton Financial Corporation in connection with the 1998 Annual Meeting.


Recommendations of the Board of Directors
-----------------------------------------

     The Board of Directors recommends that the shareholders vote FOR the election of the ten nominees identified in this Proxy Statement and FOR the proposal to amend the Articles of Incorporation.


                  INFORMATION CONCERNING ELECTION OF DIRECTORS


General Information
-------------------

     The Bylaws of Fulton Financial Corporation provide that the Board of Directors shall consist of not less than two nor more than thirty-five persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years, so that the term of office of one class of directors shall expire at the Annual Meeting each year. The Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

     A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until the next Annual Meeting of the shareholders and until a successor is elected and shall have qualified. There is a mandatory retirement provision in the Bylaws, which states that the office of a director shall be considered vacant at the Annual Meeting of shareholders next following the director's attaining the age of 70 years.

     The Board of Directors has presently fixed the number of directors at twenty-five. There are fifteen continuing directors whose terms of office will expire at either the 1998 Annual Meeting or the 1999 Annual Meeting. The Board of Directors proposes to nominate the following ten persons for election to the Board of Directors for the terms specified below:

                      For a Term of Two Years - Class 1999
                      ------------------------------------

                              Samuel H. Jones, Jr.

                   For a Term of Three Years - Class of 2000
                   -----------------------------------------

                   Jeffrey G. Albertson       Eugene H. Gardner
                   Thomas D. Caldwell, Jr.    Daniel M. Heisey
                   Harold D. Chubb            Clyde W. Horst
                   William H. Clark, Jr.      William E. Rusling
                   Rufus A. Fulton, Jr.

     Each of the above nominees is presently a director of Fulton Financial Corporation. In addition, each nominee currently serves on one bank subsidiary board of directors and will continue to serve on such board as follows: Messrs. Caldwell, Chubb, Fulton, Gardner, Heisey and Horst - Fulton Bank; Mr. Rusling - Lafayette Bank; Mr. Clark - Swineford National Bank; Mr. Albertson - The Bank of Gloucester County; and Mr. Jones - The Woodstown National Bank & Trust Company.

     In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of Fulton Financial Corporation may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

     Section 3 of Article II of the Bylaws of Fulton Financial Corporation requires that nominations, other than those made by or on behalf of the existing management of Fulton Financial Corporation, must be made in writing and must be delivered or mailed to the Chief Executive Officer of Fulton Financial Corporation not less than 14 days nor more than 50 days prior to the date of the Annual Meeting; provided, however, that if less than 21 days' notice of the meeting is given to the shareholders, such nominations must be mailed or delivered to the Chief Executive Officer of Fulton Financial Corporation not later than the close of business on the seventh day following the day on which notice of the meeting was mailed. The required notice must set forth the name, age, residence address and principal occupation of each nominee. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Information about Nominees and Continuing Directors
---------------------------------------------------

     Information concerning the ten persons to be nominated for election to the Board of Directors of Fulton Financial Corporation at the 1997 Annual Meeting and concerning the fifteen continuing directors is set forth below, including the number of shares of Fulton Financial Corporation common stock beneficially owned, directly or indirectly, as of February 1, 1997 by each of them. Unless otherwise indicated in a footnote, shares shown as beneficially owned by each nominee or continuing director are held either (i) individually by the person indicated, (ii) individually by the person's spouse or children living in the same household, (iii) jointly with the person's spouse or children living in the same household, or (iv) in the name of a bank, broker or nominee for the account of the person or the person's spouse. No nominee or continuing director owns beneficially more than one percent of the outstanding common stock of Fulton Financial Corporation, except Samuel H. Jones, Jr., who owns 1.59%1. Years of service as a director include service as a director of Fulton Bank prior to the formation of Fulton Financial Corporation.

                                    NOMINEES
                                    --------

                                 CLASS OF 1999
                                 -------------
                                (Two Year Term)

          SAMUEL H. JONES, JR., age 63. President, S J Transportation Co. (trucking company). Director since 1997. Shares of stock beneficially owned: 570,392/1/. Mr. Jones also serves as a director of Metatools, Inc., which is subject to the periodic reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.



                                 CLASS OF 2000
                                 -------------
                               (Three Year Term)

          JEFFREY G. ALBERTSON, age 56. Attorney, Albertson, Ward & McCaffrey (law firm). Director since 1996. Shares of stock beneficially owned:
          65,934./2/ Mr. Albertson has the right to acquire an additional 12,199 shares pursuant to the exercise of stock options. The law firm of Albertson, Ward & McCaffrey, Woodbury, New Jersey, has provided legal services to The Bank of Gloucester County for many years and is expected to continue to do so in the future.



          THOMAS D. CALDWELL, JR., age 68. Attorney, Caldwell & Kearns, P.C. (law firm). Director since 1982. Shares of stock beneficially owned:
          60,508. The law firm of Caldwell & Kearns, P.C., Harrisburg, Pennsylvania, has provided legal services to Fulton Bank for many years and is expected to continue to do so in the future.

          HAROLD D. CHUBB, age 64. Retired Director of Finance, Brethren in Christ Denomination in North America. Director since 1975. Shares of stock beneficially owned: 19,600/3/.

          WILLIAM H. CLARK, JR., age 64. Partner, Clark, Lauer & Schaeffer (certified public accountants). Director since 1987. Shares of stock beneficially owned: 5,845.

          RUFUS A. FULTON, JR., age 56. President and Chief Executive Officer, Fulton Financial Corporation. Director since 1984. Shares of stock beneficially owned: 48,816/4/. Mr. Fulton has the right to acquire an additional 73,167 shares pursuant to the exercise of stock options.

          EUGENE H. GARDNER, age 61. President, Gardner Investments (investment advisor). Director since 1981. Shares of stock beneficially owned:
          13,455/5/.

          DANIEL M. HEISEY, age 48. Vice President, Fulton Bank. Director since 1993. Shares of stock beneficially owned: 127,169.

          CLYDE W. HORST, age 58. Chairman and Chief Executive Officer, The Horst Group, Inc. (diversified holding company). Director since 1978. Shares of stock beneficially owned: 29,442.

          WILLIAM E. RUSLING, age 67. Retired President, Hercules Cement Company (manufacturer of cement). Director since 1990. Shares of stock beneficially owned: 28,050.

                              CONTINUING DIRECTORS
                              --------------------

                                 CLASS OF 1998
                                 -------------

          JAMES P. ARGIRES, M.D., age 65. President, Lancaster Neurosurgical Associates (neurosurgeon). Director since 1974. Shares of stock beneficially owned: 11,590.

          DONALD M. BOWMAN, JR., age 58. Chairman, D.M. Bowman, Inc. (trucking company). Director since 1994. Shares of stock beneficially owned:
          151,408/6/.

          FREDERICK B. FICHTHORN, age 63. President, F & M Hat Company (manufacturer and distributor of felt and straw hats). Director since 1993. Shares of stock beneficially owned: 50,436.

          BERNARD J. METZ, SR., age 68. Chairman, Metz Company (distributor of mechanical air handling systems). Director since 1992. Shares of stock beneficially owned: 7,882.

          DONALD E. RUHL, age 63. President, Jacob H. Ruhl, Inc. (insurance brokers). Director since 1983. Shares of stock beneficially owned:
          23,820.

          JOHN O. SHIRK, age 53. Partner, Barley, Snyder, Senft & Cohen, LLP (law firm). Director since 1983. Shares of stock beneficially owned:
          17,634/7/. The law firm of Barley, Snyder, Senft & Cohen, LLP, Lancaster, Pennsylvania, has provided legal services to Fulton Financial Corporation and its subsidiaries for many years and is expected to continue to do so in the future. Mr. Shirk also serves as a director of Irex Corporation, which is subject to the periodic reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.

          JAMES K. SPERRY, age 64. Executive Vice President, Fulton Financial Corporation, and Chairman of the Board and Chief Executive Officer of Fulton Bank. Director since 1984. Shares of stock beneficially owned: 41,040/8/. Mr. Sperry has the right to acquire an additional 45,713 shares pursuant to the exercise of stock options.

          KENNETH G. STOUDT, age 53. President, The Stoudt Companies (employee benefit consulting company). Director since 1987. Shares of stock beneficially owned: 26,138.

                                 CLASS OF 1999
                                 -------------

          PATRICK J. FREER, age 47. Vice President, Strickler Insurance Agency, Inc. (insurance broker). Shares of stock beneficially owned:
          22,514/9/.

          ROBERT D. GARNER, age 63. Chairman of the Board, Fulton Financial Corporation. Director since 1981. Shares of stock beneficially owned: 61,201/10/. Mr. Garner has the right to acquire an additional 36,740 shares pursuant to the exercise of stock options.

          J. ROBERT HESS, age 62. President, Lancaster Malleable Castings Company (manufacturer of malleable iron castings). Director since 1977. Shares of stock beneficially owned: 76,318/11/.

          CAROLYN R. HOLLERAN, age 58 Partner, Jerlyn Associates (real estate investments). Director since 1994. Shares of stock beneficially owned: 3,255.

          ARTHUR M. PETERS, JR., age 68. Attorney. Director since 1990. Shares of stock beneficially owned: 118,715.

          STUART H. RAUB, JR., age 63. President, Industrial Piping Systems, Inc. (distributor of industrial piping and related items). Director since 1981. Shares of stock beneficially owned: 15,305.

          MARY ANN RUSSELL, age 61. President and Chief Executive Officer, Maple Farm, Inc. (provider of health care services). Director since 1991. Shares of stock beneficially owned: 8,040.

     As of February 1, 1997, Fulton Financial Corporation's directors and officers, as a group, owned of record and beneficially 1,903,307/12/ shares of Fulton Financial Corporation common stock, representing 5.29 percent of such shares then outstanding.

Footnotes
---------

1
     As of February 1, 1997, Mr. Jones held 2,317 shares of Fulton Financial Corporation stock. In addition, he held 355,047 shares of common stock of The Woodstown National Bank & Trust Company, which, based on an exchange ratio of 1.6 shares of Fulton Financial Corporation common stock for each such share, were converted into 568,075 shares of Fulton Financial Corporation common stock on February 28, 1997, the effective date of the acquisition of The Woodstown National Bank & Trust Company. For purposes of calculating Mr. Jones' percentage of beneficial ownership of the outstanding common stock of Fulton Financial Corporation as of February 1, the shares of common stock issuable in connection with the acquisition of The Woodstown National Bank & Trust Company were included.

2
     Includes 6,323 shares held in the Albertson, Ward & McCaffrey Profit Sharing Plan. Mr. Albertson disclaims beneficial ownership of any of these shares beyond his pro rata vested interest as a participant in such Plan.

3
     Includes 2,141 shares held as custodian for grandchildren.

4
     Includes 11,517 shares held in the Corporation's retirement plan.

     Includes 7,811 shares held in a trust.

6
     Includes 21,000 shares held by Bowman Sales & Equipment, Inc.

7
     Includes 1,082 shares held in a trust.

8
     Includes 10,590 shares held in the Corporation's retirement plan.

9
     Includes 16,127 shares held by Strickler Insurance Agency, Inc. Mr. Freer disclaims beneficial ownership of any of these shares beyond his pro rata interest in the company.

10
     Includes 27,059 shares held in the Corporation's retirement plan.

11
     Includes 58,315 shares held by Lancaster Malleable Castings Company. Mr. Hess disclaims beneficial ownership of any of these shares beyond his pro rata interest in the company.

12
     Includes 277,189 shares issuable upon the exercise of stock options, which shares have been treated as outstanding shares for purposes of calculating the percentage of outstanding shares owned by directors and officers as a group. For purposes of calculating the percentage of outstanding shares, shares of Fulton Financial Corporation common stock issuable in connection with the acquisition of The Woodstown National Bank & Trust Company as of February 28, 1997 were also included. See note 1.


Meetings and Committees of the Board of Directors
-------------------------------------------------

     The Board of Directors of Fulton Financial Corporation has a standing Audit Committee, but does not have a standing Nominating Committee or Compensation Committee. Fulton Bank has a standing Compensation Committee, which has been acting on behalf of Fulton Financial Corporation and will continue to do so until a Fulton Financial Corporation Compensation Committee is appointed. The Board of Directors of Fulton Financial Corporation also has a standing Executive Committee.

     The functions of the Executive Committee of the Board of Directors of Fulton Financial Corporation include, among other things, consideration of compensation for executive officers of Fulton Financial Corporation and Fulton Bank and chief executive officers of the other subsidiary banks and presentation of salary recommendations to the Board of Directors for approval.

Members of the Executive Committee during 1996 were Kenneth G. Stoudt, Chairman, Mrs. Russell and Messrs. Caldwell, Fulton, Garner, Hess and Peters. In 1996, Mr. Fulton was Chief Executive Officer of Fulton Financial Corporation. Mr. Fulton does not participate in discussions as to his own compensation. The Executive Committee met three times during 1996.

     Members of the Audit Committee during 1996 were William E. Rusling, Chairman, Mrs. Holleran and Messrs. Albertson, Bowman, Chubb, Clark, Fichthorn, Freer, Metz and Peters. The Audit Committee met eight times during the year. The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors; reviewing with management and independent public accountants the basis for the reports issued by Fulton Financial Corporation pursuant to federal and state regulatory requirements; meeting with the independent public accountants to review the scope of audit services, significant accounting changes, audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any reportable conditions or weakness, and compliance with laws and regulations; overseeing the internal audit function; reviewing regulatory examination reports and management's responses thereto; and reviewing periodic reports from the loan review function.

     Members of the Compensation Committee of Fulton Bank during 1996 were Stuart H. Raub, Jr., Chairman, and Messrs. Gardner, Hess, Horst and Ruhl. Messrs. Fulton and Sperry serve as ex-officio members of this Committee; however, Mr. Sperry does not participate in discussions as to his own compensation. The Committee met twelve times during the year to review benefit and salary administration programs. The Committee also reviews increases in salaries for officers and staff members of Fulton Financial Corporation, except for its executive officers, and makes recommendations in this regard to the Board of Directors.

     There were eight meetings of the Board of Directors of Fulton Financial Corporation and twenty-three meetings of committees of the Boards of Directors of Fulton Financial Corporation and Fulton Bank during 1996. The following directors attended fewer than 75 percent of the aggregate number of meetings of the Board of Directors and of the various committees on which they served:
Donald M. Bowman, Jr. and Thomas D. Caldwell, Jr.


Compensation of Directors
-------------------------

     Each member of the Board of Directors of Fulton Financial Corporation is paid an annual fee of $7,500 for his or her services as a director, except that no fee is paid to any director who is also a salaried officer of Fulton Financial Corporation or one of its subsidiary banks. Certain directors have elected to participate in the Fulton Financial Corporation Deferred Compensation Plan, under which a director may elect not to receive the normal director's fees when earned, but instead, to receive them, together with interest, in a lump sum or in installments over a period of up to twenty (20) years following retirement.

Executive Officers
------------------

     The following persons are the executive officers of Fulton Financial
Corporation:


           Name                Age         Office Held and Term of Office
           ----                ---         ------------------------------
Rufus A. Fulton, Jr.            56         President and Chief Executive Officer
                                           of Fulton Financial Corporation since
                                           January 1993; previously President,
                                           Executive Vice President and Vice
                                           President of Fulton Financial
                                           Corporation and Executive Vice
                                           President and Senior Vice President of
                                           Fulton Bank.  Member of Senior
                                           Management of Fulton Financial
                                           Corporation.

James K. Sperry                 64         Executive Vice President of Fulton
                                           Financial Corporation and Chairman of
                                           the Board and Chief Executive Officer
                                           of Fulton Bank since January 1993;
                                           previously Vice President of Fulton
                                           Financial Corporation and President,
                                           Executive Vice President and Senior
                                           Vice President of Fulton Bank.  Member
                                           of Senior Management of Fulton
                                           Financial Corporation and Fulton Bank.

R. Scott Smith, Jr.             49         Executive Vice President of Fulton
                                           Financial Corporation and President
                                           and Chief Operating Officer of Fulton
                                           Bank since January 1993; previously
                                           Senior Executive Vice President,
                                           Executive Vice President, Senior Vice
                                           President and Vice President of Fulton
                                           Bank.  Member of Senior Management of
                                           Fulton Financial Corporation and
                                           Fulton Bank.

Charles J. Nugent               48         Executive Vice President and Chief
                                           Financial Officer of Fulton Financial
                                           Corporation since November 1992;
                                           previously Senior Vice President,
                                           Chief Financial Officer and Treasurer
                                           of First Peoples Financial Corporation
                                           (New Jersey).  Member of Senior
                                           Management of Fulton Financial
                                           Corporation.

Executive Compensation
---------------------------


       The following Summary Compensation Table shows all compensation paid by Fulton Financial Corporation for services rendered during the past three fiscal years by the Chief Executive Officer and each of the most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 1996.

                          SUMMARY COMPENSATION TABLE

                                                           Annual Compensation                     Long-Term
                                                           ---------------------                   ---------
Name and Principal Position             Year              Salary            Bonus             Options       All Other
---------------------------             ----              ------            -----             -------       Compensation*
                                                                                                            -------------
Rufus A. Fulton, Jr.,                   1996           $409,260.80        $15,740.80          11,000        $61,389.12
President and Chief Executive Officer   1995           $361,129.60        $20,834.40          11,000        $54,169.44
                                        1994           $312,963.04        $12,037.04          10,997        $46,944.46

James K. Sperry,                        1996           $250,370.44****    $9,629.62           8,800         $37,833.34
Executive Vice President                1995           $236,286.00***     $13,632.00          8,800         $35,729.28
                                        1994           $221,482.00**      $8,518.46           8,798         $33,305.62

R. Scott Smith, Jr.,                    1996           $243,629.89        $9,370.38           8,250         $36,544.48
Executive Vice President                1995           $221,499.20        $12,778.80          8,250         $33,224.88
                                        1994           $192,592.66        $7,407.41           8,248         $28,888.90

Charles J. Nugent,                      1996           $182,963.04        $7,037.04           7,425         $27,444.46
Executive Vice President and            1995           $165,630.40        $9,555.60           7,425         $24,844.56
Chief Financial Officer                 1994           $141,555.70        $5,444.45           7,423         $21,233.35

* Amounts accrued under the Fulton Financial Corporation Retirement Plan for the account of each named executive officer.
** Includes $15,000, the receipt of which has been deferred pursuant to the Deferred Compensation Plan for Senior Management.
*** Includes $35,000, the receipt of which has been deferred pursuant to the Deferred Compensation Plan for Senior Management.
**** Includes $50,000, the receipt of which has been deferred pursuant to the Deferred Compensation Plan for Senior Management.

                    STOCK OPTION GRANTS IN FISCAL YEAR 1996


                                                                                                  Potential Realized Value at
                                           % of Total                                             Assumed Annual Rates of Stock
                                             Options       Exercise or                            Price Appreciation for Option
                              Options      Granted to      Base Price                             Term
     Name                     Granted       Employees       Per Share        Expiration Date          5%                 10%
     ----                     -------       ---------      -----------       ----------------     --------------------------------


Rufus A. Fulton, Jr.
                              11,000          9.55%         $19.125          June 30, 2006         $132,303.65       $335,283.53

James K. Sperry
                               8,800          7.64%         $19.125          June 30, 2006         $105,842.91       $268,226,82

R. Scott Smith, Jr.
                               8,250          7.17%         $19.125          June 30, 2006         $ 99,227.73       $251,462.60

Charles J. Nugent
                               7,425          6.45%         $19.125          June 30, 2006         $ 89,304.95       $226,316.33

AGGREGATED STOCK OPTION EXERCISES IN FISCAL YEAR 1996 AND FISCAL YEAR END OPTION VALUES

                                                              Number of
                                                              Unexercised        Value of Unexercised
                          Shares Acquired     Value           Options at         In-the-Money Options at
Name                        on Exercise       Realized        Fiscal Year End*   Fiscal Year End*
----                        -----------       --------        ---------------    ---------------

Rufus A. Fulton, Jr.          11,058          $ 72,087.86        86,444          $596,732.64

James K. Sperry               15,160          $110,438.95        74,046          $534,442.32

R. Scott Smith, Jr.            3,630          $ 25,518.90        78,056          $621,189.92

Charles J. Nugent                                                31,314          $138,477.31


* All options are currently exercisable (or were exercised, in part, subsequent to the end of Fiscal Year 1996).

             Executive Committee Report on Executive Compensation
             ----------------------------------------------------

     Compensation for executive officers of Fulton Financial Corporation is determined by the Board of Directors after receiving recommendations from the Executive Committee based upon external salary comparisons and individual performance. In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 1996, the Executive Committee first considered the executive management tiers and corresponding base salary ranges which had been developed by Towers Perrin, a consultant on executive compensation, and approved by the Board of Directors on September 19, 1995. This executive compensation program is based, to a significant degree, on peer group information, because the Board of Directors believes that Fulton Financial Corporation must offer competitive salaries in order to attract and retain qualified executive officers.

     In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 1996, the Executive Committee also considered the individual performance factors described in this paragraph. With regard to the compensation paid to executive officers other than the Chief Executive Officer, the Executive Committee considered information provided by the Chief Executive Officer as to each executive officer's level of individual performance, contribution to the organization, and salary history during the past five years. With regard to the compensation paid to the Chief Executive Officer, the Executive Committee considered his performance level, the results of management decisions made by him, and the earnings of Fulton Financial Corporation during the previous year. The Executive Committee did not assign a particular weight to any of the foregoing individual performance factors, nor did it establish specific target levels for individual performance or corporate earnings. The compensation recommendations of the Executive Committee were based on its overall subjective assessment of the value of the services provided by each executive officer to Fulton Financial Corporation, after giving careful consideration to the peer group compensation information described above and the individual performance factors discussed in this paragraph.

     The peer group of bank holding companies chosen by the Executive Committee for purposes of making a comparative analysis of executive compensation does not include all of the same bank holding companies that are incorporated in the old or new peer groups established to compare shareholder returns, as indicated in the Performance Graph included in this Proxy Statement. The major differences among the peer groups is that the peer group chosen for executive compensation analysis includes bank holding companies with assets between $1.8 and $4.7 billion from a seven-state region of the Eastern United States that are deemed to be potential competitors with Fulton Financial Corporation in attracting executive talent, while the old peer group chosen for shareholder return analysis included only bank holding companies with assets between $1.1 and $6.1 billion that were located in the four-state Middle Atlantic region, which was the market area for virtually all of Fulton Financial Corporation's business activities. The new peer group chosen for shareholder return analysis includes bank holding companies with assets between $2 and $8 billion that are located in a nine-state (plus the District of Columbia) region of the Eastern United States. All peer groups include bank holding companies that are comparable to Fulton Financial Corporation in terms of asset size, although they are not necessarily comparable in terms of financial performance. The peer group of bank holding companies chosen for shareholder return analysis has changed from that used in last year's proxy statement. The peer group was changed because acquisitions caused the number of bank holding companies in the old peer group to be reduced and also because, with the growth in the asset size of Fulton Financial Corporation, as well as the geographic expansion of the market areas of bank holding companies, it was determined that a new peer group of bank holding companies with larger asset sizes in a region, which includes states where holding companies which conduct business activities in Fulton Financial Corporation's market area are based, should be designated.

     Pursuant to an Incentive Stock Option Plan approved by the Board of Directors and the shareholders in 1986, Fulton Financial Corporation is authorized to award incentive stock options and non-qualified stock options to key employees of Fulton Financial Corporation and its subsidiaries. These stock options enable the recipients to purchase Fulton Financial Corporation common stock at the prices designated in the awarded options. The number of options available for grant in any calendar year is determined depending upon the performance of Fulton Financial Corporation measured in terms of total shareholder return relative to a peer group, determined at the sole discretion of those members of the Executive Committee who are not eligible to receive options under the Incentive Stock Option Plan, for the immediately preceding five year period. The awards of stock options made to the executive officers of Fulton Financial Corporation during 1996 were determined by the Board of Directors based on the recommendations of the Executive Committee. In making such recommendations, the Executive Committee considered the number of shares to be optioned and the profitability of Fulton Financial Corporation as well as information provided by the Chief Executive Officer concerning each executive officer's level of individual performance and contribution to the organization. The Executive Committee did not establish specific target levels for individual performance or corporate profitability. The Committee believes, however, that awards of stock options and bonuses are an appropriate means of compensating executive officers based on the performance of Fulton Financial Corporation.


                              EXECUTIVE COMMITTEE
                              -------------------

                 Kenneth G. Stoudt, Chairman    J. Robert Hess
                 Thomas D. Caldwell, Jr.        Arthur M. Peters, Jr.
                 Rufus A. Fulton, Jr.*          Mary Ann Russell
                 Robert D. Garner

* During 1996, Mr. Fulton was Chief Executive Officer of Fulton Financial Corporation.


                               Performance Graph
                               -----------------

     The following graph shows cumulative investment returns to shareholders based on the assumptions that (A) an investment of $100 was made on December 31, 1991, in each of the following: (i) Fulton Financial Corporation common stock;
(ii) the stock of all United States companies traded on the NASDAQ Stock Market;
(iii) common stock of the peer group of bank holding companies in a nine-state (plus the District of Columbia) Eastern United States region with total assets at September 30, 1996 of $2 to $8 billion; and (iv) common stock of Fulton Financial

Corporation's former peer group of bank holding companies in a four-state Mid-Atlantic region with total assets at September 30, 1995 of $1.1 to $6.1 billion; and (B) all dividends were reinvested in such securities over the past five years.

                Comparison of Five Year-Cumulative Total Returns

                          Fulton Financial Corporation

                             (Graph gets inserted)

Legend                    Description
------                    -----------
FFC                       FULTON FINANCIAL CORPORATION
NASDAQ                    NASDAQ Stock Market (US Companies)
New Peer                  Self-Determined Peer Group consisting of all bank holding companies with assets of $2 -
                          $8 billion at 9/30/96 with corporate headquarters in PA, MD, NJ, DE, OH, NY, DC, VA, WV and NC and not under acquisition agreement as of 12/31/96
Old Peer                  Self-Determined Peer Group consisting of all bank holding companies with assets of $1.1
                          - $6.1 billion at 9/30/95 with corporate headquarters in PA, MD, NJ and DE and not acquired after that date or under acquisition agreement as of 12/31/96
Notes:
------
            A.            The lines represent yearly index levels derived from compounded daily returns that include all dividends.
            B.            If the yearly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
            C.            The index level for all series was set to 100.0 on 12/31/91.


              12/31/91           12/31/92          12/31/93          12/31/94          12/31/95          12/31/96

              --------           --------          --------          --------          --------          --------
FFC             100.00             128.80            153.16            167.80            203.21            239.45

NASDAQ          100.00             116.38            133.59            130.59            184.67            227.16

New Peer        100.00             133.45            148.86            153.06            202.68            260.49

Old Peer        100.00             130.71            144.85            145.79            186.29            226.93

                  Severance Agreements and Survivors' Benefits
                  --------------------------------------------

     Fulton Financial Corporation has entered into severance agreements with Messrs. Fulton, Sperry, Smith and Nugent (the "Executives"). Under the terms of those agreements, certain limited severance benefits are payable in the event that an Executive is discharged or resigns following, and for reasons relating to, a change in control of Fulton Financial Corporation. Specifically, in the event of such a discharge or resignation, the Executive would be entitled to receive from Fulton Financial Corporation an annual benefit consisting of his then effective base salary, certain fringe benefits in lieu of coverage under employee benefit plans and a supplemental retirement benefit in lieu of his continuing participation in the Fulton Financial Corporation Employee Retirement Plan. Such benefits would be payable for a period of five years (or, in the cases of Messrs. Smith and Nugent, three years) beginning on the date of the Executive's discharge or resignation and continuing until he elects to terminate benefits in order to accept employment with another financial services institution, attains the age of 65 or dies, whichever first occurs.

     Officers of Fulton Financial Corporation, Fulton Bank, and Farmers Trust Bank as of April 1, 1992, who had been employed by the Corporation for at least five years as of that date, are eligible to participate in a survivors' benefit program. This program provides the employee's spouse, in the event of the employee's death prior to retirement, with an annual income equal to the lesser of $25,000 or 25 percent of the employee's final annual salary. This benefit is paid from the date of death until the employee's 65th birthday with a minimum of ten annual payments. Messrs. Fulton, Sperry, and Smith participate in this program.

Transactions with Directors and Executive Officers
--------------------------------------------------


     Some of the directors and executive officers of Fulton Financial Corporation and the companies with which they are associated were customers of, and had banking transactions with Fulton Financial Corporation bank subsidiaries during 1996. All loans and commitments to loan made to such persons and to the companies with which they are associated were made in the ordinary course of bank business, on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with other persons, and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that similar transactions will be entered into in the future.

     The law firm of Barley, Snyder, Senft & Cohen, LLP, Lancaster, Pennsylvania, has provided legal services to Fulton Financial Corporation and its subsidiaries for many years and is expected to continue to do so in the future. John O. Shirk, a member of the Board of Directors of Fulton Financial Corporation, is a partner in this law firm.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Fulton Financial Corporation to file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of common stock and other equity securities of Fulton Financial Corporation. To the knowledge of Fulton Financial Corporation, all
Section 16(a) filing requirements applicable to its directors and executive officers, have been complied with, except, in 1996, Director Donald M. Bowman, Jr. filed four late reports with the Securities and Exchange Commission, disclosing seven transactions which affected his beneficial ownership of Fulton Financial Corporation common stock. The seven transactions involved the sale of 8,000 shares, in aggregate, of Fulton Financial Corporation stock in 1995 by the
D. M. Bowman, Inc. Profit Sharing Plan, a benefit plan maintained for the employees of a corporation controlled by Mr. Bowman, and the purchase of 3,400 shares, in aggregate, of Fulton Financial Corporation stock in 1996 by Bowman Sales & Equipment, Inc., another corporation controlled by Mr. Bowman. Mr. Bowman was personally unaware that these transactions had occurred until later, and promptly reported the transactions after he became aware of them.


                   AMENDMENT OF THE ARTICLES OF INCORPORATION

General Information
-------------------

     The Articles of Incorporation of Fulton Financial Corporation, as presently in effect, provide that the authorized capital of Fulton Financial Corporation shall consist exclusively of 100 million shares of common stock, par value $2.50 per share, and 10 million shares of preferred stock without par value. As of March 13, 1997, there were ____ shares of common stock outstanding, which shares were held by __ owners of record. In addition, as of that date ____ shares of common stock were reserved for issuance pursuant to stock option plans, shares were reserved for issuance pursuant to the Dividend Reinvestment Plan, shares were reserved for issuance pursuant to the Shareholder Rights Plan adopted on June 20, 1989. Thus, ____ shares were of common stock are currently available for future financing, acquisitions and other corporate purposes. (For each additional share issued, one share must be reserved for issuance pursuant to the Shareholder Rights Plan; therefore, only ____ shares remain available for discretionary issuance.) No shares of preferred stock have been issued by Fulton Financial Corporation.

     On January 21, 1997, the Board of Directors adopted a proposal to amend
Article 5 of the Articles of Incorporation of Fulton Financial Corporation for the purpose of increasing the number of authorized shares of common stock from 100 million shares to 200 million shares. Under the proposed amendment, no change would be made in the number of authorized shares of preferred stock. The Board of Directors believes that it is desirable to have additional authorized shares of common stock available for issuance for the purpose of raising additional capital and for use in connection with acquisitions, stock dividends, stock splits, employee benefit plans and for other general corporate purposes. Having additional authorized shares of common stock available for issuance in the future would provide Fulton Financial Corporation with greater flexibility in pursuing such corporate purposes and would allow additional shares to be issued without the expense and delay of further amendments to the Articles of Incorporation, which would require shareholder approval at an annual or special shareholders meeting. The rules of the NASDAQ National Market System, on which Fulton Financial Corporation common stock trades, may, however, require shareholder approval before additional shares could be issued under certain circumstances. Fulton Financial Corporation has no present plan or intention to issue any additional shares of common stock, except for _____ shares which have been reserved for issuance in connection with outstanding stock options, and ___ shares which have been reserved for issuance in connection with the Dividend Reinvestment Plan.

     The additional shares of Fulton Financial Corporation common stock for which authorization is sought would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. The holders of Fulton Financial Corporation common stock do not have preemptive rights in connection with the issuance of additional shares of common stock.

     If approved by the shareholders, the proposed amendment will become effective upon the filing of Articles of Amendment with the Secretary of State of the Commonwealth of Pennsylvania. Under the Articles of Incorporation of Fulton Financial Corporation, the affirmative vote of 66-2/3 percent of the outstanding shares entitled to vote is required in order to approve the proposed amendment.

     The proposed amendment to increase the number of authorized shares of common stock is not proposed to discourage a takeover or change in control of Fulton Financial Corporation. Nevertheless, in certain instances, a proposal to increase the amount of authorized stock may have an anti-takeover effect. In the event that a hostile takeover of Fulton Financial Corporation is threatened, the Board of Directors could issue shares of common stock or preferred stock to dilute the stock ownership of persons seeking to obtain control of the company.

Recommendation of the Board of Directors
----------------------------------------

     The Board of Directors believes that its proposal to amend the Articles of Incorporation for the purpose of increasing the number of authorized shares of common stock is in the best interests of Fulton Financial Corporation and its shareholders, and recommends that the proposal be approved by the shareholders. Accordingly, the following resolutions will be presented to the shareholders at the 1997 Annual Meeting:

               RESOLVED, that the proposal of the Board of Directors to amend the Articles of Incorporation of Fulton Financial Corporation for the purpose of increasing the number of authorized shares of common stock from 100 million shares to 200 million shares be, and is hereby approved and adopted by the shareholders of the Corporation; and

               RESOLVED FURTHER, that the officers and directors of the Corporation be, and are hereby authorized and empowered on behalf of the Corporation to execute and file Articles of Amendment and to take all such other actions as they may determine in their discretion to be necessary or appropriate in order to effect the foregoing amendment to the Articles of Incorporation.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     For the year ended December 31, 1996 Fulton Financial Corporation engaged Arthur Andersen LLP, independent certified public accountants, to audit the Corporation's financial statements. The appointment of Arthur Andersen LLP for the current year will be reviewed in the second quarter of 1997. Representatives of Arthur Andersen LLP are expected to be present at the 1997 Annual Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.


                             ADDITIONAL INFORMATION

*A copy of the Annual Report of Fulton Financial Corporation on Form  10-K as
-----------------------------------------------------------------------------
filed with the Securities and Exchange Commission, including  financial
-----------------------------------------------------------------------
statements and financial statement schedules, is available without charge to
----------------------------------------------------------------------------
shareholders upon written request
---------------------------------
addressed to William R. Colmery, Secretary, Fulton Financial Corporation, P.0.
------------------------------------------------------------------------------
Box 4887, Lancaster, Pennsylvania 17604.
----------------------------------------


                                 OTHER MATTERS

     The Board of Directors of Fulton Financial Corporation knows of no matters other than those discussed in this Proxy Statement which will be presented at the 1997 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Fulton Financial Corporation.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                            RUFUS A. FULTON, JR.
                                           President and Chief Executive Officer

Lancaster, Pennsylvania
March 25, 1997


* BOLD FACE TYPE

                                 [FRONT SIDE]



P R O X Y                FULTON FINANCIAL CORPORATION                 P R O X Y
                            LANCASTER, PENNSYLVANIA


     The undersigned hereby appoints Herbert H. Jaffae and David C. Etter, or either one of them, as proxies, with full power of substitution, to represent and vote, as designated below, all of the Fulton Financial Corporation common stock: (i) held of record by the undersigned on March 13, 1997, and (ii) which the undersigned is otherwise entitled to vote at the Annual Meeting of shareholders to be held on Thursday, May 1, 1997, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, or any adjournment thereof.

1. ELECTION OF DIRECTORS (check one block) [_]  FOR

   FOR A TWO YEAR TERM:    Samuel H. Jones, Jr.

   FOR A THREE YEAR TERM:  Jeffrey G. Albertson, Thomas D. Caldwell, Jr., Harold
                           D. Chubb, William H. Clark, Jr., Rufus A. Fulton, Jr., Eugene H. Gardner, Daniel M. Heisey, Clyde W. Horst, William E. Rusling

   For, except vote withheld from the following nominee(s):

-----------------------------------------------------------

                                              [_]  WITHHELD as to all nominees

2. APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION

                                              [_] FOR  [_] AGAINST   [_] ABSTAIN



               (Continued, and to be signed, on the other side)

                                  [BACK SIDE]


                        (Continued from the other side)


     This proxy is solicited by the Board of Directors and will be voted as directed. If no directions are given, this proxy will be voted FOR the election of the nominees listed, and FOR the proposal to approve the amendment of the Articles of Incorporation.

     This proxy also confers authority to vote on any other business that may be properly brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendation of the management of Fulton Financial Corporation.

                                             Dated: ___________________, 1997



                                             __________________________________
                                                          Signature



                                             __________________________________
                                                          Signature





                                      Please sign exactly as your name appears
                                      hereon.  If stock is held in joint names,
                                      each joint owner should sign.  If signing
                                      for a corporation or partnership or as
Please mark, sign, date and mail      attorney or fiduciary, indicate your full
this proxy promptly in the postage    title.  If more than one fiduciary has
prepaid return envelope provided.     authority over the stock, all should sign.



                                 -2-